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                                                                     Exhibit 1.1


                       AMERICAN INTERNATIONAL GROUP, INC.

                              U.S. $25,139,770,000

                                MEDIUM-TERM NOTES
                                    SERIES G
                                  SERIES AIG-FP
                      SERIES MP, MATCHED INVESTMENT PROGRAM

                             DISTRIBUTION AGREEMENT

                                                                October 12, 2006

To the Agents named in Annex VI hereto.

Ladies and Gentlemen:

     American International Group, Inc., a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell up to U.S. $25,139,770,000 aggregate principal amount, or the equivalent of up to U.S. $25,139,770,000 aggregate principal amount in one or more foreign or composite currencies, of its Medium-Term Notes, Series G; Medium-Term Notes, Series AIG-FP; and Medium-Term Notes, Series MP, Matched Investment Program (collectively, the "SECURITIES"), and agrees with each of you (individually, an "AGENT", and collectively, the "AGENTS") as set forth in this Agreement.

     Subject to the terms and conditions stated herein, the Company hereby appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase the Securities from the Company, and the Company and the Agents agree that whenever the Company determines to sell Securities directly to any Agent as principal for resale to others, the Company and such Agent will, unless otherwise agreed by them, enter into a separate agreement, substantially in the form of Annex I hereto, relating to such sale (each, a "TERMS AGREEMENT") or another agreement relating to such sale, which shall be subject to the terms and conditions stated herein, in each case in accordance with Section 2(b) hereof. The Company reserves the right to sell Securities directly on its own behalf and to enter into agreements substantially identical hereto with other broker-dealers as Agents. This Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of the Agents to purchase Securities as principal.

     The terms and rights of the Securities shall be as specified in or established pursuant to the Indenture, dated as of October 12, 2006 (the "INDENTURE"), between the Company and The Bank of New York, as Trustee (the "TRUSTEE"). The Securities shall have the maturity ranges, annual interest rates (if any), redemption provisions and other terms set forth in the Prospectus referred to below as it may be supplemented from time to time. The Securities may be issued in amounts denominated in United States dollars or in amounts denominated in foreign currencies, including the Euro, or any composite currency. References herein to amounts stated in United States dollars shall be deemed to refer to the equivalent amount of foreign currency or composite currency to the extent applicable. The Securities will be issued, and the terms thereof established,

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from time to time by the Company in accordance with the Indenture and the
Administrative Procedure attached hereto as Attachment A (the "PROCEDURE") and, if applicable, such terms will be specified in a related Terms Agreement.

     1. The Company represents and warrants to, and agrees with, each Agent that:

          (a) The registration statements on Form S-3 (Registration Nos. 333-106040 and 333-31024) in respect of the Securities have been filed with the Securities and Exchange Commission (the "COMMISSION"); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to such Agent, excluding exhibits to such registration statements, but including all documents incorporated by reference in the prospectus included in the latest registration statement, have been declared effective by the Commission in such form; and no stop order suspending the effectiveness of any such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the latest registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "ACT") is hereinafter called a "PRELIMINARY PROSPECTUS;" the various parts of such registration statements, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statements at the time such part of the registration statements became effective but excluding Form T-1, each as amended at the time such part of the registration statements most recently became effective, are hereinafter collectively called the "REGISTRATION STATEMENT;" the prospectus (including, if applicable, any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "PROSPECTUS;" any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "PRICING SUPPLEMENT"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and incorporated therein by reference; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the "PROSPECTUS AS AMENDED OR SUPPLEMENTED," other than in
Section 1(c)(i)(B) hereof, shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4(a) hereof and any other prospectus supplement specifically referred to in such Pricing Supplement) in relation to Securities to be sold pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) No order preventing or suspending the use of any Preliminary Prospectus or any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the Securities (an "ISSUER FREE WRITING PROSPECTUS") has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the


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requirements of the Act and the Trust Indenture Act of 1939, as amended (the
"TRUST INDENTURE ACT"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use therein;

          (c) (i) With respect to any issue of Securities, (A) the "APPLICABLE TIME" will be such time on the date of the applicable Terms Agreement as is specified therein as the Applicable Time, or, if either the Terms Agreement does not specify the Applicable Time or if such Securities are not being sold pursuant to a Terms Agreement, the Applicable Time shall mean the time immediately prior to the time of the first sale by an Agent (including, without limitation, a contract of sale by an Agent) of such Securities or with respect to Securities sold by such Agent as agent, the Applicable Time shall mean each time of sale (including, without limitation, a contract of sale) of such Securities, and (B) the "PRICING DISCLOSURE PACKAGE" shall mean the Prospectus as amended or supplemented immediately prior to the Applicable Time taken together with any Term Sheet prepared pursuant to Section 4(a) hereof in connection with such issue of Securities and any other free writing prospectus that the Company and such Agent shall expressly agree in writing to include as part of the Pricing Disclosure Package with respect to such issue of Securities;
(ii) with respect to each issue of Securities, the Pricing Disclosure Package, as of the Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (iii) with respect to each issue of Securities, each Issuer Free Writing Prospectus, if any, included in the Pricing Disclosure Package, will not conflict with the information contained in the Registration Statement, the Prospectus or the Prospectus as amended or supplemented and, taken together with the Pricing Disclosure Package, as of the Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the representations and warranties in clauses (ii) and (iii) of this Section 1(c) shall not apply to statements or omissions made in any Pricing Disclosure Package or Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use therein;

          (d) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or, in the case of an Annual Report on Form 10-K, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of any other document filed under the Exchange Act, omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not


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misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent specifically for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities, or to any statements in any such document which does not constitute part of the Registration Statement or Prospectus pursuant to Rule 412 under the Act;

          (e) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of its date as to the Prospectus and any supplement thereto, contain an untrue statement of a material fact or, in the case of the Registration Statement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus, omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee, (ii) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities and (iii) any statement which does not constitute part of the Registration Statement or Prospectus pursuant to Rule 412 under the Act;

          (f) The Company has been duly incorporated and is an existing corporation in good standing under the laws of Delaware, and has full power and authority to own its properties and to conduct its business as described in the Prospectus;

          (g) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented there has not been (i) any material change in the capital stock (other than as occasioned by Common Stock having been issued pursuant to the Company's employee stock purchase plans, equity incentive option plans and upon conversion of convertible securities), or (ii) any material adverse change in or affecting the financial position, shareholders' equity or results of operations of the Company and its consolidated subsidiaries considered as an entirety, in each case, otherwise than as set forth or contemplated in such Prospectus as amended or supplemented (any such change described in clause (ii) is referred to as a "MATERIAL ADVERSE CHANGE");

          (h) The series constituting the Securities has been duly authorized and established in conformity with the Indenture and, when the terms of a particular Security and of the issue and sale thereof have been duly authorized and established by all necessary corporate action in conformity with the Indenture and such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture, and delivered against payment therefor as contemplated by this Agreement and any applicable Terms Agreement, such Security will have been duly executed, authenticated, issued and delivered and will constitute a valid and legally binding obligation of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar


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laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Securities will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented;

          (i) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, or result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except, in each case, for such breaches, conflicts, defaults and violations that would not have a material adverse effect on the business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as an entirety (a "MATERIAL ADVERSE EFFECT") or affect the validity of the Securities, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or the By-Laws of the Company; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required by the Company for the solicitation of offers to purchase Securities and the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such consents, approvals, authorizations, orders, registrations or qualifications the failure to obtain or make would not have a Material Adverse Effect or affect the validity of the Securities, and such consents, approvals, authorizations, orders, registrations or qualifications as have been, or will have been prior to the date of this Agreement, obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws (including insurance laws of any state relating to offers and sales of securities in such state) in connection with the solicitation by such Agent of offers to purchase the Securities from the Company and with purchases of the Securities by such Agent as principal, as the case may be, both in the manner contemplated hereby; and

          (j) There is no action, suit or proceeding pending, or to the knowledge of the executive officers of the Company, threatened against the Company or any of its subsidiaries, which has, or may reasonably be expected in the future to have, a Material Adverse Effect, except as set forth or contemplated in the Prospectus as amended or supplemented; and, at each Time of Delivery (as defined in Section 2(b) hereof), there will not be any action, suit or proceeding pending, or to the knowledge of the executive officers of the Company, threatened against the Company or any of its subsidiaries, which will have had, or may reasonably be expected in the future to have, a Material Adverse Effect, except as set forth or contemplated in the Prospectus as amended or supplemented.

     2. (a) On the basis of the representations and warranties, and subject to the terms and conditions, herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its best efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth herein, in the Prospectus as amended or supplemented from time to time and in any applicable Term Sheet.


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          The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. During such time as the solicitation of offers to purchase the Securities shall be suspended, the Company shall not be required to comply with the provisions of Sections 4(g), 4(h) and 4(i).

          The Company agrees to pay each Agent a commission, at the time of settlement of each sale of Securities by the Company as a result of a solicitation made by such Agent, in an amount to be agreed to by the Company and such Agent at the time of solicitation, it being understood and agreed that the commissions may not be the same for each Agent.

          As Agents, you are authorized to solicit offers to purchase the Securities only in authorized denominations as set forth in the Prospectus or the applicable Pricing Supplement at a purchase price equal to 100% of their principal amount unless otherwise indicated on the applicable Term Sheet, if any, and Pricing Supplement. Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities other than those rejected by such Agent. The Company shall have the sole right to accept offers to purchase Securities and may reject any proposed purchase of Securities as a whole or in part. The Agents shall have the right, in their discretion reasonably exercised, to reject any offer to purchase Securities, as a whole or in part, and any such rejection by the Agents shall not be deemed a breach of their agreements contained herein.

          (b) Unless the Company and the Agents otherwise agree, each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall include a specification of the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, the currency in which such Securities are to be denominated, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities, and the time (each a "TIME OF DELIVERY") and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for officers' certificates, opinions of counsel and accountants' letters pursuant to Section 4 hereof.

          (c) Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase, and purchases by any Agent as principal of, Securities, and the payment in each case therefor, are set forth in the Procedure. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Procedure as it may be amended from time to time by written agreement between the Agents and the Company.

          (d) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as a principal under any Terms Agreement or otherwise, directly or indirectly, not to offer,


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sell or deliver, such Security in, or to residents of, the country issuing such currency (or if such Security is denominated in euros, not to residents of the 12 member states of the European Monetary Union; or if such Security is denominated in a composite currency, not to residents in any country issuing a currency comprising a portion of such composite currency), except, in each case, as permitted by applicable law.

          (e) Each Agent represents and agrees with the Company that it will comply with or observe any restrictions or limitations set forth in the Prospectus as amended or supplemented on persons to whom, or the jurisdictions in which, or in the manner in which, the Securities may be offered, sold, resold or delivered.

     3. Any documents required to be delivered pursuant to Section 6 hereof shall be made available to the Agents at the office of the Company's counsel, Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004.

     4. The Company covenants and agrees with each Agent:

          (a) To make no amendment or supplement (other than an amendment or supplement as a result of the Company's filing of a report under the Exchange
Act) to the Registration Statement or the Prospectus after the date of any Terms Agreement and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement promptly after reasonable notice thereof; to prepare, with respect to any Securities to be sold by the Company through or to such Agent pursuant to this Agreement, a Pricing Supplement and, if applicable, a Term Sheet (as defined below) with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement or Term Sheet pursuant to Rule 424(b) or Rule 433(d) under the Act within the time required by such rule; to make no amendment or supplement to the Registration Statement or the Prospectus, other than any Term Sheet (as defined below), Pricing Supplement or any report filed under the Exchange Act, at any other time prior to having afforded each Agent a reasonable opportunity to review it; if requested by such Agent prior to the Applicable Time, to prepare an Issuer Free Writing Prospectus that is a final term sheet relating to such Securities in the form set forth in Annex II hereto (each a "TERM SHEET"), and to file such term sheet pursuant to Rule 433(d) under the Act within the time required by such rule; to file promptly all material required to be filed by the Company pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with, or transmitted for filing to, the Commission (other than an amendment or supplement as a result of the Company's filing of a report under the Exchange Act or any Pricing Supplement that relates to Securities not purchased through or by such Agent), of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order


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preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as such Agent may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish such Agent with copies of the Registration Statement and each amendment thereto, and with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement or Term Sheet (except as provided in the Procedure) or amendment or supplement relating solely to an offering of securities other than the Securities, in the form in which it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act, both in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a prospectus is required at any time within 90 days after sale of the Securities (including Securities purchased from the Company by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent as promptly as practicable and request such Agent to suspend solicitation of offers to purchase Securities from the Company, in its capacity as agent of the Company and, if so notified, such Agent shall forthwith cease such solicitations; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period such Agent continues to own Securities purchased from the Company by such Agent as principal which such Agent proposes to sell, upon the reasonable request of such Agent, the Company shall promptly prepare and file with the Commission such an amendment or supplement, the expense of such preparation and filing to be borne by the Company if such amendment or supplement occurs within 90 days of the date of the relevant Pricing Supplement or Term Sheet and if after such 90-day period, by such Agent;

          (d) To make generally available to its security holders as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, an earnings statement or statements of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158) and covering each twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the date of any sale of Securities hereunder;


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          (e) That, from the date of any Terms Agreement with such Agent and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, the Company will not, without the prior consent of such Agent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company that mature more than nine months after such Time of Delivery, have the same maturity, and are otherwise substantially similar to the Securities. The restriction imposed by this Section 4(e) shall not apply to an issue of debt securities denominated in a currency other than U.S. dollars or to an issue of debt securities of which at least 90% (based on gross offering proceeds) is offered and sold outside the United States or to guarantees by the Company of debt securities of its subsidiaries;

          (f) That each acceptance by the Company of an offer to purchase Securities hereunder, and each sale of Securities to such Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct in all material respects as of the date of such acceptance or of such Terms Agreement as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented at such time);

          (g) That each time the Registration Statement or the Prospectus shall be amended or supplemented as a result of the filing by the Company of its Annual Report on Form 10-K under the Exchange Act, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to such Agent as principal, the Company shall furnish or cause to be furnished forthwith to such Agent, upon its request, a certificate of officers of the Company satisfactory to such Agent, dated the date of such supplement, amendment or Time of Delivery related to such sale, in form satisfactory to such Agent in its reasonable judgment to the effect that the statements contained in the certificate referred to in Section 6(g) hereof which were last furnished to such Agent are true and correct, in all material respects, at such date, as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(g) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

          (h) That each time the Registration Statement or the Prospectus shall be amended or supplemented as a result of the filing by the Company of its Annual Report on Form 10-K under the Exchange Act, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to such Agent as principal, the Company shall furnish or cause to be furnished forthwith to such Agent, upon its request, a written opinion and letter of Sullivan & Cromwell LLP, counsel for the Company, and a written opinion of Kathleen E. Shannon, Senior Vice President and Deputy General Counsel of the Company, or, in either case, other counsel satisfactory to such Agent in its reasonable judgment, dated the date of such amendment, supplement or Time of Delivery relating to such sale, each in form satisfactory to such Agent in its reasonable judgment to the effect that such Agent may rely on the opinion and letter referred to in Section 6(c) or the opinion referred to in Section 6(d) hereof, as the case may be, which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion or letter shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of either such opinion, an opinion and letter of the same tenor as the opinion and letter referred to in Section 6(c) or an opinion of the same tenor as the opinion referred to in Section 6(d) hereof, as the case may be, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and

          (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented as a result of the filing by the Company of its Annual Report on Form 10-K under the Exchange Act to set forth financial information included in or derived from the Company's consolidated financial statements, or, if so indicated in the applicable Terms Agreement, each time the Company sells Securities to such Agent as principal, the Company shall cause its independent registered public accounting firm forthwith to furnish such Agent, upon its request, a letter, dated the date of such amendment, supplement or Time of Delivery relating to such sale, in form satisfactory to such Agent in its reasonable judgment, of the same tenor as the letter referred to in Section 6(e) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that where such amendment or supplement only sets forth unaudited quarterly financial information, the scope of such letter may be limited to relate to such unaudited financial information unless any other accounting or financial information included therein is of a character that, in the reasonable judgment of the Agents, such other information should be addressed by such letter.

     4A. (a) The Company and each Agent agree that the Agents may prepare and use one or more preliminary term sheets relating to the Securities containing customary information; provided that such information has been approved by the Company in writing or orally before the first communication containing such information is used;

          (b) Each Agent represents that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (A) any written communication permitted under subparagraph (a) above, (B) any Term Sheet or (C) any written communication prepared by such Agent and approved by the Company in advance in writing;

          (c) Except in the case of Securities sold directly by the Company, with respect to any particular issuance of Securities, the Company represents to the Agent purchasing or soliciting the purchase of such Securities that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy such Securities other than (A) any written communication permitted under subparagraph (a) above, (B) any Term Sheet or (C) any written communication approved by such Agent in advance in writing;

          (d) The Company represents and agrees that it has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping; and

          (e) With respect to any issue of Securities, the Company agrees that if at any time following the relevant Applicable Time until and including the related Time of Delivery any event occurred or occurs as a result of which an Issuer Free Writing Prospectus included in the relevant Pricing Disclosure Package would conflict with the information in the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or the Pricing Supplement or, taken together with the relevant Pricing Disclosure Package, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the relevant Agents and, if requested by such Agents, will prepare and furnish without charge to each Agent an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Agent expressly for use therein.

     5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the reasonable fees and expenses of counsel for the Agents in connection with the transactions contemplated hereunder; (iii) the cost of printing, word-processing or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including fees and disbursements of the Company's counsel in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by security rating services for rating the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; (viii) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Each Agent shall pay all other fees and expenses it incurs.

     6. The obligation of any Agent, as agent of the Company, to solicit offers to purchase the Securities and the obligation of any Agent to purchase Securities as principal pursuant to any Terms Agreement, shall be subject, in such Agent's reasonable discretion, to the condition that all representations and warranties and other statements of the Company herein are true and correct, in all material respects, at and as of the date of this Agreement, the date of each such solicitation, any settlement date related to the acceptance of such an offer, and each Time of Delivery, the condition that the Company shall have performed, in all material respects, all of its obligations hereunder theretofore in each case to be performed and the following additional conditions, where applicable:

          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or, to the knowledge of the executive officers of the Company, shall be contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

          (b) Such Agent shall have received, upon its request, from Davis Polk & Wardwell, counsel to the Agents, such opinion, dated the date of this Agreement and the Time of Delivery as specified in the applicable Terms Agreement, with respect to the validity of the Securities, the Registration Statement, the Prospectus as amended or supplemented, and other related matters as such Agent may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters;

          (c) Such Agent shall have received an opinion and letter of Sullivan & Cromwell LLP, counsel for the Company, or other counsel satisfactory to such Agent in its reasonable judgment, dated the date of this Agreement and any applicable date referred to in Section 4(h), to the effect set forth in Annex III hereto;

          (d) Such Agent shall have received an opinion of Kathleen E. Shannon, Senior Vice President and Deputy General Counsel of the Company, or other counsel satisfactory to such Agent in its reasonable judgment, dated the date of this Agreement and any applicable date referred to in Section 4(i), to the effect set forth in Annex IV hereto;

          (e) At 11:00 A.M., New York City time, on the date of this Agreement and on any applicable date referred to in Section 4(i), the independent registered public accounting firm who have audited the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated such applicable date, in form and substance satisfactory to such Agent, to the effect set forth in Annex V hereto;

          (f) Since the respective dates as of which information is given in the Prospectus as amended or supplemented, there has not been any Material Adverse Change which, in the judgment of the Agents, materially impairs the investment quality of the Securities, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

          (g) The Company shall have furnished or caused to be furnished to such Agent a certificate of the Chief Executive Officer, the President, any Vice Chairman, any Executive or Senior Vice President or any Vice President and a principal financial or accounting officer of the Company, dated the date of this Agreement and any applicable date referred to in Section 4(g), in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, in all material respects, as of such applicable date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied, in all material respects, at or prior to such applicable date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission, and that, since the respective dates as of which information is given in the Prospectus as amended or supplemented, there has not been any Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented; and

          (h) During the period between the date of any Terms Agreement and the related Time of Delivery, there shall not have occurred any of the following:
(i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange if the effect of any such event, in the reasonable judgment of such Agent, is to make it impracticable or inadvisable to proceed with the purchase by such Agent of Securities from the Company, as principal;
(ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, other than any such outbreak, escalation or declaration arising out of or relating to the U.S. war on terrorism that does not represent a significant departure from the conditions that exist on the date of any Terms Agreement, if the effect of any such event in the reasonable judgment of such Agent is to make it impracticable or inadvisable to proceed with the purchase of Securities by such Agent from the Company as principal on the terms and in the manner contemplated by the Prospectus as amended or supplemented; (iv) the suspension in trading in the Company's common stock, par value $2.50 per share, on the New York Stock Exchange, if the effect of such event in the reasonable judgment of such Agent is to make it impracticable or inadvisable to proceed with the purchase of Securities by such Agent from the Company as principal; or (v) any downgrading in the rating accorded the Company's senior debt securities by Moody's Investors Service, a subsidiary of Moody's Corporation, or Standard & Poor's, a division of the McGraw-Hill Companies, Inc.

     7. (a) The Company will indemnify and hold harmless each Agent and each person, if any, who controls any of the Agents within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Agent or such controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent and such controlling person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any such amendment or supplement, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and provided, further, that the foregoing indemnity agreement contained in this Section 7(a), with respect to any Preliminary Prospectus, preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, shall not inure to the benefit of any Agent from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Agent where (i) prior to the Applicable Time the Company shall have notified such Agent that any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any amendment or supplement thereto or any Issuer Free Writing Prospectus contains an untrue statement of material fact or omits to state therein a material fact necessary in order to make the statements therein not misleading, (ii) such untrue statement or omission of a material fact was corrected in a further amendment or supplement to the Preliminary Prospectus, preliminary prospectus supplement, Registration Statement, Prospectus as amended or supplemented or, where permitted by law, an Issuer Free Writing Prospectus, and such corrected Prospectus or Issuer Free Writing Prospectus was provided to such Agent prior to the Applicable Time, (iii) such corrected Preliminary Prospectus, preliminary prospectus supplement, Registration Statement, Prospectus or Issuer Free Writing Prospectus (excluding any document incorporated by reference therein) was not conveyed to such person at or prior to the contract for sale of the Securities to such person and (iv) such loss, claim, damage or liability would not have occurred had the corrected Preliminary Prospectus, preliminary prospectus supplement, Registration Statement, Prospectus or Issuer Free Writing Prospectus (excluding any document incorporated by reference therein) been conveyed to such person as provided for in clause (iii) above.

          (b) Each Agent, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or such controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented or any such amendment or supplement, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company or such controlling person in connection with investigating or defending any such action or claim as incurred.

          (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     8. In soliciting offers by others to purchase Securities from the Company, each Agent is acting solely as agent for the Company, and not as principal (other than in respect of any purchase by an Agent pursuant to a Terms Agreement). Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase for any reason is not consummated. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

     9. The respective indemnities, agreements, representations, warranties, and other statements by any Agent and the Company or its officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of any Agent or the Company or any of its officers or directors or any controlling person, and will survive each delivery of and payment for any of the Securities.

     10. The provisions of this Agreement relating to the solicitation of offers to purchase the Securities may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of any such suspension or termination, with respect to any Agent, this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred and no party shall have any liability to the other party hereto, except as provided in the third paragraph of Section 2(a), Section 5, Section 7, Section 8 and Section 9 and except that, if at the time of such suspension or termination, an offer for the purchase of Securities shall have been accepted by the Company but the delivery of the Securities relating thereto to the purchaser or his agent shall not yet have occurred, the Company shall have the obligations provided in subsections (g), (h) and (i) of Section 4.

     11. Except as otherwise specifically provided herein or in the Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to an Agent, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail as set forth in Annex VI hereto under such Agent's name, and if to the Company shall be sufficient in all respects when delivered or sent by registered mail to 70 Pine Street, New York, New York 10270, Facsimile Transmission No. (212) 785-1584, Attention: Corporate Secretary.

     12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent (or the applicable Agent, in the case of a Terms Agreement) and the Company, and to the extent provided in Section 7 and
Section 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason of such purchase.

     13. The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement and any Terms Agreement is an arm's-length commercial transaction between the Company, on the one hand, and the Agents, on the other, (ii) in connection therewith and with the process leading to such transaction each Agent is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Agent has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Agent has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Agent, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

     14. This Agreement and any Terms Agreement supersede all prior agreements and understandings (whether written or oral) between the Company and the Agents, or any of them, with respect to the subject matter hereof.

     15. This Agreement and any Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. Time shall be of the essence in this Agreement and any Terms Agreement.

     17. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all of such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                        Very truly yours,

                                        AMERICAN INTERNATIONAL GROUP, INC.


                                        By /s/ Robert A. Gender
                                           -------------------------------------
                                        Name: Robert A. Gender
                                              ----------------------------------
                                        Title: Vice President and Treasurer
                                               ---------------------------------


Accepted in New York, New York

AIG FINANCIAL SECURITIES CORP.


By /s/ Jonathan Liebergall
   ----------------------------------
Name: Jonathan Liebergall
      -------------------------------
Title: Managing Director
       ------------------------------


ABN AMRO INCORPORATED


By /s/ Louis DeCaro
   ----------------------------------
Name: Louis DeCaro
      -------------------------------
Title: Managing Director
       ------------------------------


BANC OF AMERICA SECURITIES LLC


By /s/ Lily Chang
   ----------------------------------
Name: Lily Chang
      -------------------------------
Title: Principal
       ------------------------------


BANCA IMI S.P.A.


By /s/ Carlo Sgarbi
   ----------------------------------
Name: Carlo Sgarbi
      -------------------------------
Title: Head of Debt Capital Markets
       ------------------------------

BARCLAYS CAPITAL INC.


By /s/ Pamela Kendell
   ----------------------------------
Name: Pamela Kendell
      -------------------------------
Title: Director
       ------------------------------


BEAR, STEARNS & CO. INC.


By /s/ Christopher O'Connor
   ----------------------------------
Name: Christopher O'Connor
      -------------------------------
Title: Senior Managing Director
       ------------------------------


BMO CAPITAL MARKETS CORP.


By /s/ Norman S. Shaffer
   ----------------------------------
Name: Norman S. Shaffer
      -------------------------------
Title: Managing Director
       ------------------------------


BNP PARIBAS SECURITIES CORP.


By /s/ Tim McCann
   ----------------------------------
Name: Tim McCann
      -------------------------------
Title: Director
       ------------------------------


BNY CAPITAL MARKETS, INC.


By /s/ Dan Kalinger
   ----------------------------------
Name: Dan Kalinger
      -------------------------------
Title: Managing Director
       ------------------------------


CALYON SECURITIES (USA) INC.


By /s/ Ronald S. Krolick
   ----------------------------------
Name: Ronald S. Krolick
      -------------------------------
Title: Managing Director
       ------------------------------

CITIGROUP GLOBAL MARKETS INC.


By /s/ Brian Bednarski
   ----------------------------------
Name: Brian Bednarski
      -------------------------------
Title: Director
       ------------------------------


CREDIT SUISSE SECURITIES (USA) LLC


By /s/ Helena Willner
   ----------------------------------
Name: Helena Willner
      -------------------------------
Title: Director
       ------------------------------


DAIWA SECURITIES AMERICA INC.


By /s/ William Cook
   ----------------------------------
Name: William Cook
      -------------------------------
Title: Executive VP
       ------------------------------


DAIWA SECURITIES SMBC EUROPE LIMITED


By /s/ H. Ohara
   ----------------------------------
Name: H. Ohara
      -------------------------------
Title: Managing Director
       ------------------------------


DEUTSCHE BANK SECURITIES


By /s/ Marc Fratepietro
   ----------------------------------
Name: Marc Fratepietro
      -------------------------------
Title: Director
       ------------------------------

By /s/ Peter H. Burger
   ----------------------------------
Name: Peter H. Burger
      -------------------------------
Title: Director/Debt Syndicate
       ------------------------------



GOLDMAN, SACHS & CO.


By /s/ GOLDMAN SACHS & CO.
   ----------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

GREENWICH CAPITAL MARKETS, INC.


By /s/ Mark Kotasek
   ----------------------------------
Name: Mark Kotasek
      -------------------------------
Title: Senior Vice President
       ------------------------------


HSBC SECURITIES (USA) INC.


By /s/ Andrew Lazerus
   ----------------------------------
Name: Andrew Lazerus
      -------------------------------
Title: Senior Vice President
       ------------------------------


J.P. MORGAN SECURITIES INC.


By /s/ Robert Bottamedi
   ----------------------------------
Name: Robert Bottamedi
      -------------------------------
Title: Vice President
       ------------------------------


LEHMAN BROTHERS


By /s/ John Jedlika
   ----------------------------------
Name: John Jedlika
      -------------------------------
Title: Managing Director
       ------------------------------


By /s/ Martin Goldberg
   ----------------------------------
Name: Martin Goldberg
      -------------------------------
Title: Senior Vice President
       ------------------------------


MCDONALD INVESTMENTS INC.


By /s/ Eric N. Peiffer
   ----------------------------------
Name: Eric N. Peiffer
      -------------------------------
Title: Director
       ------------------------------


MERRILL LYNCH, PIERCE, FENNER &
SMITH INCORPORATED


By /s/ Scott Primrose
   ----------------------------------
Name: Scott Primrose
      -------------------------------
Title: Managing Director
       ------------------------------

MITSUBISHI UFJ SECURITIES
INTERNATIONAL PLC


By /s/ Kenichi Yamana
   ----------------------------------
Name: Kenichi Yamana
      -------------------------------
Title: Managing Director
       ------------------------------


MORGAN STANLEY & CO. INCORPORATED


By /s/ Scott Ashby
   ----------------------------------
Name: Scott Ashby
      -------------------------------
Title: Executive Director
       ------------------------------


RBC CAPITAL MARKETS CORPORATION


By /s/ Jigme Shimgsar
   ----------------------------------
Name: Jigme Shimgsar
      -------------------------------
Title: Managing Director
       ------------------------------


SANTANDER INVESTMENT SECURITIES INC.


By /s/ Fuensanta Diaz Cobacho
   ----------------------------------
Name: Fuensanta Diaz Cobacho
      -------------------------------
Title: Managing Director
       ------------------------------


By /s/ Andres Barbosa
   ----------------------------------
Name: Andres Barbosa
      -------------------------------
Title: Vice President
       ------------------------------


SCOTIA CAPITAL (USA) INC.


By /s/ Greg Woynarski
   ----------------------------------
Name: Greg Woynarski
      -------------------------------
Title: Managing Director & Head,
       ------------------------------
       US Fixed Income
       ------------------------------


SG AMERICAS SECURITIES, LLC


By /s/ David C. Sharp
   ----------------------------------
Name: David C. Sharp
      -------------------------------
Title: Director
       ------------------------------

TD SECURITIES (USA) LLC


By /s/ John Brenizer
   ----------------------------------
Name: John Brenizer
      -------------------------------
Title: VP Director Global Debt Capital Markets
       ---------------------------------------


UBS SECURITIES LLC


By /s/ William J. Woolfrey
   ----------------------------------
Name: William J. Woolfrey
      -------------------------------
Title: Executive Director
       ------------------------------

By  /s/ Michael Ravanesi
   ----------------------------------
Name: Michael Ravanesi
      -------------------------------
Title: Director
       ------------------------------


WACHOVIA CAPITAL MARKETS, LLC


By /s/ Amy Kabarznick
   ----------------------------------
Name: Amy Kabarznick
      -------------------------------
Title: Managing Director
       ------------------------------

                                                                         ANNEX I

                       AMERICAN INTERNATIONAL GROUP, INC.
                              U.S. $25,139,770,000

      MEDIUM-TERM NOTES, SERIES [G][AIG-FP][MP, MATCHED INVESTMENT PROGRAM]

                                 TERMS AGREEMENT

                                        [Date]

[Name(s) and Address(es) of Agent(s)]

_____________________________________

_____________________________________

_____________________________________

Ladies and Gentlemen:

     American International Group, Inc. (the "COMPANY") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated October __, 2006 (the "DISTRIBUTION AGREEMENT"), between the Company on the one hand and [Name(s) of Agent(s)] (individually, an "AGENT" and collectively, the "AGENTS") on the other, to issue and sell to [Name(s) of Agent(s)] the securities specified in Schedule I hereto (the "PURCHASED SECURITIES"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase Securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Registration Statement or the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Registration Statement or the Prospectus (each as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Registration Statement or the Prospectus as amended and supplemented in relation to the Purchased Securities.

     An amendment to the Registration Statement, or a supplement to the Prospectus, or a Term Sheet, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [Name(s) of Agent(s)] and [Name(s) of Agent(s)] agree[s] to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us [___] counterparts hereof, and, upon acceptance hereof by you, this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                        AMERICAN INTERNATIONAL GROUP, INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Accepted:

[Name(s) of Agent(s)]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                                           SCHEDULE I TO ANNEX I

Title of Purchased Securities:   Medium-Term Notes, Series __________

Aggregate Principal Amount:      [$_____] or units of other Specified Currency

Price to Public:                 ______________________________________________

Applicable Time:                 [time of day, month, day and year]

Purchase Price by [Name(s)       ____% of the principal amount of the Purchased
of Agent(s)]:                    Securities[_____, plus accrued interest from
                                 ______ to ______] [and accrued amortization, if
                                 any, from ______ to ______]

Method of and Specified Funds    [By certified or official bank check or checks,
for Payment of Purchase Price:   payable to the order of the Company, in [New
                                 York] Clearing House] [immediately available]
                                 funds]

                                 [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

Indenture:                       Indenture, dated as of [___], 2006, between the
                                 Company and The Bank of New York, as Trustee

Time of Delivery:                ______________________________________________

Closing Location for Delivery
of Securities:                   ______________________________________________

Maturity Date:                   ______________________________________________

Interest Rate:                   [_____%]

Interest Payment Dates:          [months and dates]

Regular Record Dates:            [months and dates]

Documents to be Delivered:       The following documents referred to in the
                                 Distribution Agreement shall be delivered as a
                                 condition to the Closing:
                                 [None]

                                 [1.  The officers' certificate referred to in
                                      Section 4(g).]

                                 [2.  The opinions of counsel to the Company
                                      referred to in Section 4(h).]

                                 [3.  The accountants' letter referred to in
                                      Section 4(i).]

                                                          SCHEDULE II TO ANNEX I

     (a)  Issuer Free Writing Prospectuses:

          [Term Sheet in the form set forth in Annex II of the Distribution Agreement, but only if the Company is requested by the Agent(s) to prepare and file such term sheet pursuant to Section 4(a) of the Distribution Agreement.]

     (b)  Additional Information in Pricing Disclosure Package:

          [List any free writing prospectus, other than the Term Sheet, that the Company and the Agent(s) have expressly agreed in writing to include as part of the Pricing Disclosure Package]

                                                                        ANNEX II

                               FORM OF TERM SHEET

   [To be modified as appropriate and completed prior to the Applicable Time]

                       AMERICAN INTERNATIONAL GROUP, INC.

TITLE OF PURCHASED SECURITIES:   _______________________________________________

AGGREGATE PRINCIPAL AMOUNT
OFFERED:                         _______________________________________________

PRICE TO PUBLIC:                 _______________________________________________

SETTLEMENT DATE:                 _______________________________________________

MANAGING UNDERWRITER(S):         _______________________________________________

[UNDERWRITING DISCOUNT/
PURCHASE PRICE BY
UNDERWRITER(S):]                 _______________________________________________

MATURITY DATE:                   _______________________________________________

INTEREST RATE:                   _______________________________________________

INTEREST PAYMENT DATES:          _______________________________________________

INTEREST RESET DATES:            _______________________________________________

REDEMPTION PROVISIONS:           _______________________________________________

[RATINGS/TREASURY BENCHMARK/TREASURY PRICE AND YIELD/SPREAD TO TREASURY/REOFFER YIELD/MINIMUM DENOMINATIONS/OTHER PROVISIONS:]

     The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternately, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free ________.


                                      AII-1

                                                                       ANNEX III

                   FORM OF OPINION OF SULLIVAN & CROMWELL LLP

                                        [Date]

[Name of Agent(s)]
[Address(es)]

_____________________________________

_____________________________________

_____________________________________

Ladies and Gentlemen:

          [USE THE FOLLOWING IF THE OPINION IS BEING DELIVERED AT COMMENCEMENT -- In connection with the execution today by you and American International Group, Inc., a Delaware corporation (the "Company"), of the Distribution Agreement, dated [__], 2006 (the "Distribution Agreement"), relating to the Company's Medium-Term Notes, Series [_____], at an initial offering price of up to $25,139,770,000 aggregate principal amount (or, if any notes are to be issued at original issue discount, such aggregate amount as shall result in aggregate net proceeds not in excess of $[_____], or the equivalent of $[_____] in one or more foreign or composite currencies)(such series of securities being hereinafter referred to as the "Series" and any securities to be issued from time to time as part of the Series on or after the date hereof being hereinafter referred to individually as a "Security" and collectively as the "Securities"), to be issued pursuant to the Indenture, dated as of [__], 2006 (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee"),]

          [USE THE FOLLOWING IF THE OPINION IS NOT BEING DELIVERED AT A TIME OF DELIVERY -- In connection with the offering and sale from time to time by you of the Medium-Term Notes, Series [_____] of American International Group, Inc., a Delaware corporation (the "Company"), at an initial offering price of up to $25,139,770,000 aggregate principal amount (or, if any notes are to be issued at original issue discount, such aggregate amount as shall result in aggregate net proceeds not in excess of $[_____], or the equivalent of $[_____] in one or more foreign or composite currencies)(such series of securities being hereinafter referred to as the "Series" and any securities to be issued from time to time as part of the Series on or after the date hereof being hereinafter referred to individually as a "Security" and collectively as the "Securities"), to be issued pursuant to the Indenture, dated as of [__], 2006 (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee"),]

          [USE THE FOLLOWING IF THE OPINION IS BEING DELIVERED AT A TIME OF DELIVERY -- In connection with the [several] purchase[s] today by you [and the other Agents named in Schedule I to][pursuant to] the Terms Agreement, dated [__], 200[_] (the "Terms Agreement"), between American International Group, Inc., a Delaware corporation (the Company"), and you (the "Agent[s]")(which Terms Agreement incorporates by reference certain provisions of the Distribution Agreement, dated [__], 2006 (the "Distribution Agreement"), between the Company and you), of $[_____] aggregate principal amount of the Company's [_____] Notes due [_____] (the "Securities") issued pursuant to the Indenture, dated as of [__] 2006 (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee"),]

we, as counsel for the Company, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is our opinion that:


                                     AIII-1

               (1) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.

               (2) The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939 and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               [USE THE FOLLOWING IF THE OPINION IS NOT BEING DELIVERED AT A TIME OF DELIVERY -- (3) The Series has been duly authorized and established in conformity with the Indenture and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture and delivered against payment in accordance with the Distribution Agreement, such Security will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.]

               [USE THE FOLLOWING IF THE OPINION IS BEING DELIVERED AT A TIME OF DELIVERY -- (3) The Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.]

               (4) The Distribution Agreement [USE THE FOLLOWING IF THE OPINION IS BEING DELIVERED AT A TIME OF DELIVERY -- and the Terms Agreement] [has][have] been duly authorized, executed and delivered by the Company.

          [USE THE FOLLOWING IF THE OPINION IS NOT BEING DELIVERED AT A TIME OF DELIVERY -- In connection with our opinion set forth in paragraph (3) above, we have assumed that at the time of the issuance, sale and delivery of each particular Security the authorization of the Series will not have been modified or rescinded and, with respect to each Security, that such Security will conform to one of the forms of Securities examined by us.

          In connection with our opinion set forth in paragraph (3) above, we have assumed that at the time of the issuance, sale and delivery of each particular Security there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security and that the issuance, sale and delivery of such Security, all of the terms of such Security and the performance by the Company of its obligations thereunder will comply with applicable law and with each requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and will not result in a default under or a breach of any agreement or instrument then binding upon the Company.]

          [USE THE FOLLOWING IF THE OPINION IS NOT BEING DELIVERED AT A TIME OF DELIVERY OR IF THE SECURITIES ARE DENOMINATED IN A NON-U.S. DOLLAR CURRENCY -- In connection with our opinion set forth in paragraph (3) above, we note that, as of the date of this opinion, a judgment for money in an action based on Securities denominated in foreign currencies or currency units in a Federal or state court in the United States ordinarily would be enforced in the United States only in U.S. dollars. The date used to determine the rate of


                                     AIII-2
conversion of the foreign currency or currency unit in which a particular Security is denominated into U.S. dollars will depend upon various factors, including which court renders the judgment. In the case of a Security denominated in a foreign currency, a state court in the State of New York rendering a judgment on such Security would be required under Section 27 of the New York Judiciary Law to render such judgment in the foreign currency in which the Security is denominated, and such judgment would be converted into U.S. dollars at the exchange rate prevailing on the date of entry of the judgment.]

          The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and we express no opinion as to the effect of the laws of any other jurisdiction.

          [USE THE FOLLOWING IF THE OPINION IS NOT BEING DELIVERED AT A TIME OF DELIVERY -- Also, we have relied as to certain matters upon information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and we have assumed that the Indenture has been duly authorized, executed and delivered by the Trustee and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.]

          [USE THE FOLLOWING IF THE OPINION IS BEING DELIVERED AT A TIME OF DELIVERY -- Also, we have relied as to certain matters upon information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and we have assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that the Securities conform to the specimens thereof examined by us, that the Trustee's certificates of authentication of the Securities have been manually signed by one of the Trustee's authorized officers, and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.]

                                        Very truly yours,


                                        ----------------------------------------


                                     AIII-3

                    FORM OF LETTER OF SULLIVAN & CROMWELL LLP

                                        [Date]

[Name of Agent(s)]
[Address(es)]

_____________________________________

_____________________________________

_____________________________________

Ladies and Gentlemen:

          This is with reference to the registration under the Securities Act of 1933 (the "Act") and offering of [USE THE FOLLOWING IF THE LETTER IS NOT BEING DELIVERED AT A TIME OF DELIVERY -- up to $25,139,770,000 aggregate principal amount (or, if any notes are issued at original issue discount, such aggregate amount as shall result in aggregate net proceeds not in excess of $[_____], or the equivalent of $[_____] in one or more foreign or composite currencies) of Medium-Term Notes, Series [_____]][USE THE FOLLOWING IF THE LETTER IS BEING DELIVERED AT A TIME OF DELIVERY -- $[_____] aggregate principal amount of [_____] Notes due [_____]] (the "Securities") of American International Group, Inc. (the "Company").

          The Registration Statement relating to the Securities was filed on Form S-3 in accordance with procedures of the Securities and Exchange Commission (the "Commission") permitting a delayed or continuous offering of securities pursuant thereto and, if appropriate, a post-effective amendment, document incorporated by reference therein or prospectus supplement that provides information relating to the terms of the securities and the manner of their distribution. [USE THE FOLLOWING IF THE LETTER IS NOT BEING DELIVERED AT A TIME OF DELIVERY -- The Securities will be offered by the Prospectus dated July 24, 2006 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement dated [__], 2006 (the "Prospectus Supplement"). The Basic Prospectus will be further supplemented by pricing supplements, each of which will be dated approximately as of the date of sale of particular Securities and will furnish information as to the specific terms thereof.][USE THE FOLLOWING IF THE LETTER IS BEING DELIVERED AT A TIME OF DELIVERY -- The Securities have been offered by the Prospectus dated July 24, 2006 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement, dated [__], 2006 (the "Prospectus Supplement"), and the Pricing Supplement No. [__], dated [__] (the "Pricing Supplement").] The Basic Prospectus, as so supplemented, does not necessarily contain a current description of the Company's business and affairs since, pursuant to Form S-3, it incorporates by reference certain documents filed with the Commission that contain information as of various dates.

          As counsel to the Company, we reviewed the Registration Statement, the Basic Prospectus [and][_____,] the Prospectus Supplement [and the Pricing Supplement], [USE THE FOLLOWING IF THE LETTER IS BEING DELIVERED AT A TIME OF DELIVERY - and the documents listed in Schedule A hereto (those listed documents, taken together with the Basic Prospectus [and][_____,] the Prospectus Supplement [and Pricing Supplement], being referred to herein as the "Pricing Disclosure Package"),] [and] participated in discussions with your representatives and those of the Company and its accountants. Between the date of the [Prospectus Supplement][Pricing Supplement] and the time of delivery of this letter, we participated in further discussions with your representatives and those of the Company and its accountants concerning certain portions of the Prospectus [and] reviewed certificates of certain officers of the Company [_____, letters addressed to you from the Company's accountants] [and an opinion addressed to you from counsel to the Company]. On the basis of the information that we gained in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law (including the requirements of Form S-3 and the character of prospectus contemplated thereby) and the experience we have gained through our practice under the Act, we confirm to you


                                     AIII-4
that, in our opinion, each part of the Registration Statement, as of its latest effective date, and the Basic Prospectus, as supplemented by the Prospectus Supplement [and the Pricing Supplement], as of [USE THE FOLLOWING IF THE LETTER IS NOT BEING DELIVERED AT A TIME OF DELIVERY -- the date and time of delivery of this letter][USE THE FOLLOWING IF THE LETTER IS BEING DELIVERED AT A TIME OF DELIVERY -- the date of the Pricing Supplement], appeared on their face to be appropriately responsive, in all material respects, to the requirements of the Act, the Trust Indenture Act of 1939 and the applicable rules and regulations of the Commission thereunder. Further, nothing that came to our attention in the course of such review has caused us to believe that,

          (a) any part of the Registration Statement, as of its latest effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or

          [USE THE FOLLOWING IF THE LETTER IS BEING DELIVERED AT A TIME OF DELIVERY -- (b) the Pricing Disclosure Package, as of [__:00] [A/P].M. on [___] (which you have informed us is prior to the time of the first sale of the Securities by any Agent), [when considered together with the price to the public and underwriting discount for the Securities set forth on the cover of the Pricing Supplement and the statements made under the caption[s] ["Description of Securities" in the Prospectus],] contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or]

          [(b)][(c)] the Basic Prospectus, as supplemented by the Prospectus Supplement [and the Pricing Supplement], as of [the date of the Prospectus Supplement][the date of the Pricing Supplement], contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

[USE THE FOLLOWING IF THE LETTER IS BEING DELIVERED AT A TIME OF DELIVERY -- We also advise you that nothing that came to our attention in the course of the procedures described in the second sentence of this paragraph has caused us to believe that the Pricing Disclosure Package, [when considered together with the price to the public [INSERT ONLY IF UNDERWRITING DISCOUNT IS MATERIAL -- and underwriting discount]for the Securities set forth on the cover of the Pricing Supplement and the statements made under the caption[s] ["Description of Securities"] in the Prospectus,] as of the time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the lights of the circumstances under which they were made, not misleading.]

          The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, any Post-Effective Amendment thereto, the Basic Prospectus [or][____,] the Prospectus Supplement [or][_____,][the Pricing Supplement][or the Pricing Disclosure Package], except for those made under the captions "Description of Debt Securities We May Offer" in the Basic Prospectus and "Description of Notes We May Offer" in the Prospectus Supplement, in each case insofar as they relate to provisions of the Securities, the Indenture under which the Securities are to be issued and the Distribution Agreement relating to the Securities therein described, and except for those made under the caption "United States Taxation" in the Prospectus Supplement, insofar as they relate to provisions of U.S. Federal income tax law therein described. Also, we do not express any opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement, any Post-Effective Amendment thereto, the Basic Prospectus [or][_____,] the Prospectus Supplement [or][_____,][the Pricing Supplement] [or the Pricing Disclosure Package], or as to the report of management's assessment of the effectiveness of internal control over financial reporting or the auditor's


                                     AIII-5
attestation report thereon, each as included in the Registration Statement, the Basic Prospectus [or][_____,] the Prospectus Supplement [or][_____,][the Pricing Supplement] [or the Pricing Disclosure Package], or as to the statement of the eligibility and qualification of the Trustee under the Indenture under which the Securities are being issued.

          This letter is furnished by us, as counsel to the Company, to you[, as Representatives of the Agents,] solely for [your][the] benefit [in your capacity as Agent][of the Agents in their capacity as such], and may not be relied on by any other person. This letter may not be quoted, referred to or furnished to any purchaser or prospective purchaser of the Securities and may not be used in furtherance of any offer or sale of the Securities.

                                        Very truly yours,


                                        ----------------------------------------


                                     AIII-6

                                   SCHEDULE A

[List documents other than the Basic Prospectus and the Prospectus Supplement that are included in the Pricing Disclosure Package]


                                     AIII-7

                                                                        ANNEX IV

               FORM OF OPINION OF IN-HOUSE COUNSEL TO THE COMPANY

     (i) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented;

     (ii) To the best knowledge and information of such counsel, there are no contracts or other documents required to be summarized or disclosed or filed as exhibits to the Registration Statement other than those summarized or disclosed in the Registration Statement or filed as exhibits thereto, and there are no legal or governmental proceedings pending or threatened of a character required to be disclosed in the Registration Statement and the Prospectus as amended or supplemented, which are not disclosed and properly described therein;

     (iii) The issue and sale of the Securities (provided that the terms of such Securities shall have been established by all necessary corporate action in conformity with the Indenture), and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Distribution Agreement and any Terms Agreement, will not result in a breach of any of the terms or provisions of, or constitute a default under, any [material] indenture, mortgage, deed of trust, loan agreement, or other [material] agreement or instrument in effect on the date of such opinion and known to such counsel, to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject or violate any judgment, order or decree of any court or governmental body applicable to the Company, except for such breaches, defaults and violations that would not have a Material Adverse Effect or affect the validity of the Securities, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or the By-Laws of the Company in effect on the date of such opinion; and no consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body is required for the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement (and any applicable Terms Agreement) or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications the failure to obtain or make would not have a Material Adverse Effect or affect the validity of the Securities and as may be required under state securities or Blue Sky laws (including insurance laws of any state relating to offers and sales of securities in such state) in connection with solicitation by the Agents of the Company of offers to purchase Securities and with purchases of Securities by the Agents and any other firms as principals, as the case may be, both as contemplated by this Agreement (and any applicable Terms Agreement);

     (iv) Nothing which came to the attention of such counsel has caused such counsel to believe that, insofar as relevant to the offering of the Securities,

          (a) any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or

          [USE THE FOLLOWING IF THE LETTER IS BEING DELIVERED AT A TIME OF DELIVERY -- (b) the Pricing Disclosure Package, as of [__:00] [A/P].M. on [__] (which such Agent has informed such counsel is prior to the time of the first sale of the Securities by any Agent), [when


                                      AIV-1
considered together with the price to the public and underwriting discount for the Securities set forth on the cover of the Pricing Supplement and the statements made under the caption ["Description of Securities" in the Prospectus],] contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or]

          [(b)][(c)] the Prospectus as amended and supplemented [including by the Pricing Supplement], as of [the date of the Pricing Supplement], contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

          [(c)][(d)] the Pricing Disclosure Package, [when considered together with the price to the public and underwriting discount for the Securities set forth on the cover of the Pricing Supplement and the statements made under the caption[s] ["Description of Securities"] in the Prospectus,], as of the time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the lights of the circumstances under which they were made, not misleading; and

     (v) the documents incorporated by reference in the Prospectus as amended or supplemented, as of the date they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Act and the Exchange Act and the rules and regulations thereunder

Such counsel may state that, in rendering his or her opinion in paragraph (iv), such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, any Post-Effective Amendment thereto, the Prospectus as amended and supplemented [or][,][the Pricing Supplement][or the Pricing Disclosure Package], except for those made under the captions "Description of Debt Securities We May Offer" in the and "Description of Notes We May Offer" in the Prospectus as amended and supplemented, in each case insofar as they relate to provisions of the Securities, the Indenture under which the Securities are to be issued and the Distribution Agreement relating to the Securities therein described. Also, in rendering his or her opinion in paragraph (iv), such counsel need not express any opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement, any Post-Effective Amendment thereto, the Prospectus as amended or supplemented [or][,][the Pricing Supplement] [or the Pricing Disclosure Package], or as to the statement of the eligibility and qualification of the Trustee under the Indenture under which the Securities are being issued.

In rendering his or her opinion in paragraph (v), such counsel need not express any opinion or belief as to the financial statements or other financial or statistical data contained in the Prospectus as amended or supplemented.


                                      AIV-2

                                                                         ANNEX V

         FORM OF LETTER OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

American International Group, Inc.

and

The Agents listed on Schedule I

Ladies and Gentlemen:

We have audited:

     1. the consolidated financial statements of American International Group, Inc. (the "Company") and subsidiaries as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 included in the Company's annual report on Form 10-K/A for the year ended December 31, 2005 (the "Form 10-K/A"),

     2. the related financial statement schedules included in the Company's annual report on Form 10-K for the year ended December 31, 2005 as filed with the Securities Exchange Commission (the "SEC") on March 16, 2006 and in the Form 10-K/A,

     3. management's assessment of the effectiveness of the Company's internal control over financial reporting as of December 31, 2005 included in the Company's annual report on Form 10-K for the year ended December 31, 2005 and

     4. the effectiveness of the Company's internal control over financial reporting as of December 31, 2005

          The consolidated financial statements, financial statement schedules and management's assessment referred to above are all incorporated by reference in the registration statement (No. 333-106040) on Form S-3 filed by the Company under the Securities Act of 1933 (the "Act"); our report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) with respect to the audits referred to above is also incorporated by reference in such registration statement. Such registration statement as amended as of July 24, 2006,of which the Prospectus dated July 24, 2006 forms a part, as supplemented by the Prospectus Supplement dated October 12, 2006 for the offering of the Company's U.S. $25,139,770,000 Medium-Term Notes, is herein referred to as the "Registration Statement."

In connection with the Registration Statement:

1. We are an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder adopted by the SEC and the Public Company Accounting Oversight Board (United States) (the "PCAOB").

2. In our opinion, the consolidated financial statements and financial statement schedules audited by us and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934 and the related rules and regulations adopted by the SEC.

3. We have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, 2005; although we have conducted an audit for the year ended December 31, 2005, the purpose (and therefore the scope) of such audit was to enable us to express our opinion on the consolidated financial statements as of December 31, 2005 and for the year then ended, but not on the financial statements for any interim period within such year. Therefore, we are unable to and do not express any opinion on the unaudited consolidated balance sheets as of March 31, 2006 and June 30, 2006 and the unaudited consolidated statements of income, of cash flows and of comprehensive income (loss) included in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006, incorporated by reference in the Registration Statement, or on the Company's financial position, results of operations or cash flows as of any date or for any period subsequent to December 31, 2005. Also, we have not audited the Company's internal control over financial reporting as of any date subsequent to December 31, 2005. Therefore, we do not express any opinion on the Company's internal control over financial reporting as of any date subsequent to December 31, 2005.

4. For purposes of this letter, we have read the minutes of the 2006 meetings of the Board of Directors of the Company and the Audit Committee, the Compensation Committee, Finance Committee, the Nominating and Corporate Governance Committee, the Public Policy and Social Responsibility Committee and the Regulatory, Compliance and Legal Committee of the Board of Directors and the Complex Structured Finance Transactions Committee as set forth in the minute books at October 11, 2006. Officials of the Company having advised us that the minutes of all such meetings through that date were set forth therein, except for the minutes of the Audit Committee's September 13, 2006 meeting, the Finance Committee's September 7, 2006 meeting, the Board of Directors' September 19, 2006 meeting, the Regulatory, Compliance & Legal Committee's September 6, 2006 meeting, the Complex Structured Finance Transactions Committee's August 8, 2006 and September 28, 2006 meetings and the Public Policy and Social Responsibility Committee's July 20, 2006 meeting which were not approved in final form, for which agendas were provided to us; officials of the Company have represented that such agendas include all the substantive actions taken at such meetings. We have carried out other procedures to October 11, 2006 (our work did not extend to October 12, 2006) as follows:

     With respect to the three-month periods ended March 31, 2006 and 2005 and the three-month and six-month periods ended June 30, 2006 and 2005, we have:

     (i) performed the procedures (completed the procedures related to March 31, 2006 on May 10, 2006 and the procedures related to June 30, 2006 on August 9, 2006) specified by the PCAOB for a review of interim financial information as described in SAS No. 100, Interim Financial Information, on the unaudited consolidated financial statements as of and for the three-month period ended March 31, 2006 and 2005, for the three- and six-month periods ended June 30, 2006 and 2005 included in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006, incorporated by reference in the Registration Statement; and

     (ii) inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the unaudited consolidated financial statements referred to in (i) above comply as to form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934 as it applies to Form 10-Q and the related rules and regulations adopted by the SEC [AND FOUND THEM TO BE ON A BASIS SUBSTANTIALLY CONSISTENT WITH THAT OF THE AUDITED CONSOLIDATED FINANCIAL STATEMENTS].

          The foregoing procedures do not constitute an audit made in accordance with standards of the PCAOB. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, we make no representations as to the sufficiency of the foregoing procedures for your purposes.

5. Nothing came to our attention as a result of the foregoing procedures, however, that caused us to believe that:

     (i) Any material modifications should be made to the unaudited consolidated financial statements described in 4(i), incorporated by reference in the Registration Statement, for them to be in conformity with generally accepted accounting principles.

     (ii) The unaudited consolidated financial statements described in 4(i) do not comply as to form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934 as it applies to Form 10-Q and the related rules and regulations adopted by the SEC [OR WOULD NOT BE ON A BASIS SUBSTANTIALLY CONSISTENT WITH THAT OF THE AUDITED FINANCIAL STATEMENTS, EXCEPT AS DESCRIBED IN THE NEXT PARAGRAPH].

          It should be noted that effective January 1, 2006 the Company adopted FAS 155 "Accounting for Certain Hybrid Financial Instruments", FSP FTB 85-4-1 "Accounting for Life Settlements Contracts by Third-Party Investors" and FAS 123R "Shared-Based Payment".

6. Company officials have advised us that no consolidated financial data as of any date or for any period subsequent to June 30, 2006 are available; accordingly, the procedures carried out by us with respect to changes in financial statement items after June 30, 2006 have, of necessity, been limited. We have inquired of certain officials of the Company who have responsibility for financial and accounting matters as to whether (a) at October 11, 2006 there was any change in the capital stock, increase in long-term debt, or decrease in consolidated shareholders' equity of the Company as compared with amounts shown in the June 30, 2006 consolidated balance sheet incorporated by reference in the Registration Statement; or
     (b) for the period from July 1, 2006 to October 11, 2006, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net income.

     Those officials referred to above stated that due to the fact that there is no consolidated financial data available subsequent to June 30, 2006, they are not in a position to comment on whether there was any such change, increase or decrease.

7. This letter is solely for the information of the addressees and to assist the agents in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the securities covered by the Registration Statement, and is not to be used, circulated, quoted, or otherwise referred to within or without the underwriting group for any other purpose, including but not limited to the registration, purchase, or sale of securities, nor is it to be filed with or referred to in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the distribution agreement or in any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.

Yours very truly,


------------------------------------

Schedule I

AIG Financial Securities Corp.
ABN AMRO Incorporated
Banc of America Securities LLC
Banca IMI S.p.A.
BMO Capital Markets Corp.
Barclays Capital Inc.
Bear, Stearns & Co. Inc.
BNP Paribas Securities Corp.
BNY Capital Markets, Inc.
Calyon Securities (USA) Inc.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Daiwa Securities America Inc.
Daiwa Securities SMBC Europe Limited
Deutsche Bank Securities
Goldman, Sachs & Co.
Greenwich Capital Markets, Inc.
HSBC Securities (USA) Inc.
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
McDonald Investments Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mitsubishi UFJ Securities International plc
Morgan Stanley & Co. Incorporated
RBC Capital Markets Corporation
Santander Investment Securities Inc.
Scotia Capital (USA) Inc.
SG Americas Securities, LLC
TD Securities (USA) LLC
UBS Securities LLC
Wachovia Capital Markets, LLC

                                                                        ANNEX VI

                                     AGENTS

AIG Financial Securities Corp.
ABN AMRO Incorporated
Banc of America Securities LLC
Banca IMI S.p.A. (Corso Matteotti 6, 20121 Milan, Italy)
BMO Capital Markets Corp.
Barclays Capital Inc. (200 Park Avenue, New York, NY, 10166, Attn: MTN Trading,
   Facsimile: (212) 412-7606)
Bear, Stearns & Co. Inc.
BNP Paribas Securities Corp.
BNY Capital Markets, Inc.
Calyon Securities (USA) Inc.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Daiwa Securities America Inc.
Daiwa Securities SMBC Europe Limited
Deutsche Bank Securities
Goldman, Sachs & Co.
Greenwich Capital Markets, Inc.
HSBC Securities (USA) Inc.
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
McDonald Investments Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mitsubishi UFJ Securities International plc
Morgan Stanley & Co. Incorporated
RBC Capital Markets Corporation
Santander Investment Securities Inc.
Scotia Capital (USA) Inc.
SG Americas Securities, LLC
TD Securities (USA) LLC
UBS Securities LLC
Wachovia Capital Markets, LLC


                                      AVI-1

                                                                    ATTACHMENT A

                       AMERICAN INTERNATIONAL GROUP, INC.
                            ADMINISTRATIVE PROCEDURE

     This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated October [11], 2006 (the "DISTRIBUTION AGREEMENT"), between American International Group, Inc. (the "COMPANY") and the Agents listed in Annex VI (individually, an "AGENT" and collectively, the "AGENTS"), to which this Administrative Procedure is attached as Attachment A. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture.

     The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "SELLING AGENT" and, in relation to a purchase of a Security by such Agent, as principal, other than pursuant to a Terms Agreement, as the "PURCHASING AGENT".

     The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

     Each Security will be issued only in fully registered form and will be represented by either a global security (a "GLOBAL SECURITY") delivered to the Trustee, as agent for The Depository Trust Company (the "DEPOSITARY") and recorded in the book-entry system maintained by the Depositary (a "BOOK-ENTRY SECURITY") or a certificate issued in definitive form (a "CERTIFICATED SECURITY") delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.

     Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.

PART I: ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES

     In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Blanket Letter of Representations from the Company and the Trustee to the Depositary, dated September 30, 2005, and a Medium-Term Note Certificate Agreement between the Trustee and the Depositary, dated as of April 14, 1989 (the "CERTIFICATE AGREEMENT"), and its obligations as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS").

Posting Rates by the Company:

     The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("POSTING"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by the Company:

     Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

     The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to the Company by Agent and Settlement
Procedures:

     A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "SALE INFORMATION") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

          (1)  Principal Amount of Book-Entry Securities to be purchased;

          (2) If a Fixed Rate Book-Entry Security, the interest rate and initial interest payment date;

          (3)  Trade Date;

          (4)  Settlement Date;

          (5)  Maturity Date;

          (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

          (7)  Issue Price;

          (8) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

          (9)  Net Proceeds to the Company;

          (10) If a redeemable Book-Entry Security, such of the following as are applicable:

               (i)  Redemption Commencement Date,

               (ii) Initial Redemption Price (% of par), and

               (iii) Amount (% of par) that the Redemption Price shall decline
                    (but not below par) on each anniversary of the Redemption Commencement Date;

          (11) If a Floating Rate Book-Entry Security, such of the following as are applicable:

               (i)  Interest Rate Basis,

               (ii) Index Maturity,

               (iii) Spread or Spread Multiplier,

               (iv) Maximum Rate,

               (v)  Minimum Rate,

               (vi) Initial Interest Rate,

               (vii) Interest Reset Dates,

               (viii) Interest Calculation Dates,

               (ix) Interest Determination Dates,

               (x)  Interest Payment Dates,

               (xi) Regular Record Dates, and

               (xii) Calculation Agent;

          (12) Name, address and taxpayer identification number of the registered owner(s);

          (13) Denomination of certificates to be delivered at settlement;

          (14) Book-Entry Security or Certificated Security; and

          (15) Selling Agent or Purchasing Agent.

     B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means. The Trustee will assign a CUSIP number to the Global Security from a list of CUSIP numbers previously delivered to the Trustee by the Company representing such Book-Entry Security and then advise the Company and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

     C. The Trustee will enter a pending deposit message through the Depositary's Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor's Ratings Group:

          (1)  The applicable Sale Information;

          (2) CUSIP number of the Global Security representing such Book-Entry Security;

          (3) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

          (4) Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be, which number will be supplied by such Selling Agent or Purchasing Agent;

          (5)  The interest payment period; and

          (6) Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary's purposes (or, in the case of Floating Rate Securities which reset daily or weekly, the date five calendar days immediately preceding the applicable

               Interest Payment Date and, in the case of all other Book-Entry Securities, the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

     D. The Trustee will complete and authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

     E. The Depositary will credit such Book-Entry Security to the Trustee's participant account at the Depositary.

     F. The Trustee will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to (i) debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission or discount, as the case may be. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depositary that (a) the Global Security representing such Book-Entry Security has been authenticated and issued and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

     G. Such Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

     H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

     I. Upon confirmation of receipt of funds, the Trustee will transfer to the account of the Company maintained at The Bank of New York, New York, New York, DDA Account No. [8230122580], or such other account as the Company may have previously specified to the Trustee, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

     J. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

     K. Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary's institutional delivery system or by mailing a written confirmation to such purchaser.

Preparation of Pricing Supplement and, if applicable, Term Sheet:

     If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, with a copy to the Trustee, as provided under "Delivery of Confirmation and Prospectus to Purchaser by Selling Agent" below. If applicable, the Term Sheet reflecting the terms of such Security will be prepared by such Agent and at least 10 copies will be delivered by such Agent to the Company, with a copy to the Trustee, as provided under "Delivery of Confirmation and Prospectus to Purchaser by Selling Agent" below. The Company will arrange to have the Pricing Supplement filed with, or transmitted by a means reasonably calculated to result in filing with, the Commission via the Commission's EDGAR System pursuant to Rule 424 under the Act and, if applicable, will file the Term Sheet in accordance with Rule 433.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

     The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) and, if applicable, the Term Sheet in relation to such Book-Entry Security prior to the first contract for sale of the Book-Entry Security.

Date of Settlement:

     The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company on a particular date (the "TRADE DATE") will be settled on a date (the "SETTLEMENT DATE") which is the third Business Day after the Trade Date pursuant to the "SETTLEMENT PROCEDURE TIMETABLE" set forth below, unless the Company and the purchaser agree to settlement on another Business Day which shall be no earlier than the next Business Day after the Trade Date.

Trustee Not to Risk Own Funds:

     Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payments to the Company, the Agents or the Depositary or any purchaser, it being understood by all parties that payments made by the Trustee to the Company or the Agents, or the Depositary, or any purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

Settlement Procedure Timetable:

     For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Company for settlement on the third Business Day after the Trade Date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

SETTLEMENT
 PROCEDURE                TIME
----------                -----
     A       5:00 p.m.    on the Business Day following the Trade Date or 10:00 a.m. on the
                          Business Day prior to the Settlement Date, whichever is earlier
     B       12:00 noon   on the second Business Day immediately preceding the Settlement Date
     C       2:00 p.m.    on the second Business Day immediately preceding the Settlement Date
     D       9:00 a.m.    on the Settlement Date
     E       10:00 a.m.   on the Settlement Date
    F-G      2:15 p.m.    on the Settlement Date
     H       4:45 p.m.    on the Settlement Date
     I       5:00 p.m.    on the Settlement Date

     If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second Business Day immediately preceding the Settlement Date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

     If settlement of a Book-Entry Security is rescheduled or canceled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:

     If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F", the Trustee may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

     If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter deliver orders through the Depositary's Participant Terminal System debiting such Book-Entry Security to such participant's account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to the Trustee's participant account and shall notify the Company and the Trustee thereof. Thereafter, the Trustee will (i) promptly notify the Company of such order, and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Company.

     Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D", for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Company will, from time to time, furnish the Trustee with a sufficient quantity of Securities.

PART II: ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES

Posting Rates by Company:

     The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("POSTING"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by Company:

     Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

     The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities. If the

Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to Company by Agent:

     After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "SALE INFORMATION") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

          (1)  Principal Amount of Certificated Securities to be purchased;

          (2) If a Fixed Rate Certificated Security, the interest rate and initial interest payment date;

          (3)  Trade Date;

          (4)  Settlement Date;

          (5)  Maturity Date;

          (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

          (7)  Issue Price;

          (8) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

          (9)  Net Proceeds to the Company;

          (10) If a redeemable Certificated Security, such of the following as are applicable:

               (i)  Redemption Commencement Date,

               (ii) Initial Redemption Price (% of par), and

               (iii) Amount (% of par) that the Redemption Price shall decline
                    (but not below par) on each anniversary of the Redemption Commencement Date;

          (11) If a Floating Rate Certificated Security, such of the following as are applicable:

               (i)  Interest Rate Basis,

               (ii) Index Maturity,

               (iii) Spread or Spread Multiplier,

               (iv) Maximum Rate,

               (v)  Minimum Rate,

               (vi) Initial Interest Rate,

               (vii) Interest Reset Dates,

               (viii) Interest Calculation Dates,

               (ix) Interest Determination Dates,

               (x)  Interest Payment Dates,

               (xi) Regular Record Dates, and

               (xii) Calculation Agent;

          (12) Name, address and taxpayer identification number of the registered owner(s);

          (13) Denomination of certificates to be delivered at settlement;

          (14) Book-Entry Security or Certificated Security; and

          (15) Selling Agent or Purchasing Agent.

Preparation of Pricing Supplement and, if applicable, Term Sheet:

     If the Company accepts an offer to purchase a Certificated Security, it will prepare a Pricing Supplement reflecting the terms of such Certificated Security and arrange to have delivered to the Selling Agent or Purchasing Agent, with a copy to the Trustee, as the case may be, at least ten copies of such Pricing Supplement, as provided under "Delivery of Confirmation and Prospectus to Purchaser by Selling Agent" below. If applicable, the Term Sheet reflecting the terms of such Security will be prepared by such Agent and at least 10 copies will be delivered by such Agent to the Company, with a copy to the Trustee, as provided under "Delivery of Confirmation and Prospectus to Purchaser by Selling Agent" below. The Company will arrange to have the Pricing Supplement filed with, or transmitted by a means reasonably calculated to result in filing with, the Commission via the Commission's EDGAR System pursuant to Rule 424 under the Act and, if applicable, will file the Term Sheet in accordance with Rule 433.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

     The Selling Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) and, if applicable, the Term Sheet in relation to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Certificated Security.

Date of Settlement:

     All offers of Certificated Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "SETTLEMENT DATE") which is the third Business Day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on another Business Day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Trustee Not to Risk Own Funds:

     Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payments to the Company, the Agents or any purchaser, it being understood by all parties that payments made by the Trustee to the Company or the Agents, or any purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

Instruction from Company to Trustee for Preparation of Certificated Securities:

     After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

     The Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the Business Day immediately preceding the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

Preparation and Delivery of Certificated Securities by Trustee and Receipt of Payment Therefor:

     The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

     In the case of a sale of Certificated Securities to a purchaser solicited by a Selling Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, make available for delivery the Certificated Securities to the Selling Agent for the benefit of the purchaser of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to acquire securities.

     In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, make available for delivery the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.

Failure of Purchaser to Pay Selling Agent:

     If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Trustee. Immediately upon receipt of such Certificated Security by the Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

     The Trustee will cancel the Certificated Security in respect of which the failure occurred and make appropriate entries in its records.